                                                            EXHIBIT 4.8



                        CENTRAL FIDELITY CAPITAL TRUST I

                                  $100,000,000
                          Floating Rate Capital Trust
                          Pass-through Securities/sm/
                                  (TruPS/sm/)

                (Liquidation Amount $1,000 per Capital Security)
                      Fully and Unconditionally Guaranteed

                                       by

                          CENTRAL FIDELITY BANKS, INC.


                             REGISTRATION AGREEMENT


                                                              New York, New York
                                                                  April 23, 1997


Salomon Brothers Inc
Keefe, Bruyette & Woods, Inc.
Seven World Trade Center
New York, NY 10048


Ladies and Gentlemen:

          Central Fidelity Capital Trust I, a Delaware statutory business trust (the "Trust"), proposes to issue and sell to Salomon Brothers Inc and Keefe Bruyette & Woods, Inc. (the "Purchasers"), upon the terms set forth in a purchase agreement dated as of April 16, 1997 (the "Purchase Agreement"), 100,000 of the Trust's floating rate Capital Trust Pass-through Securities, Liquidation Amount $1,000 per Capital Trust Pass-through Security (the "Capital Securities"). The Capital Securities will by guaranteed by Central Fidelity Banks, Inc., a Virginia corporation (the "Company"), as guarantor (the Capital Securities together with the guarantee by the Company of the payment of distributions on, and as to payments on or liquidation or redemption of the Capital Securities to the extent set forth in the Guarantee, the "Pass-through Securities") (the "Initial Placement"). The proceeds of the sale by the Trust of the Pass-through Securities and its floating rate Common Securities, Liquidation Amount $1,000 per Common Security (the "Common Securities"), are to be invested in the floating rate Junior Subordinated Debt Securities of the Company having an aggregate principal amount equal to the aggregate Liquidation Amount of the Capital Securities and the Common Securities (the "Junior Subordinated Debt Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Trust and the Company agree with you, (i) for your benefit and (ii) for the benefit of the holders from time to time (each of the foregoing a "Holder" and together the "Holders") of the Securities (as defined herein) or the Exchange Securities (as defined herein), as follows:

          1.  Definitions.  Capitalized terms used herein without definition
              -----------
shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Act" means the Securities Act of 1933, and the rules and regulations
           ---
of the Commission promulgated thereunder.

          "Additional Distributions" has the meaning given such term in Section
           ------------------------
7(a) hereof.

          "Affiliate" of any specified person means any other person which,
           ---------
directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person.

          "Business Day" means any day other than (i) a Saturday or Sunday, (ii)
           ------------
a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the principal office of the Trustee is closed for business.

          "Capital Securities" has the meaning set forth in the first paragraph
           ------------------
to this Agreement.

          "Closing Date" has the meaning given such term in the Purchase
           ------------
Agreement.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common Securities" has the meaning set forth in the first paragraph
           -----------------
to this Agreement.

          "Company" has the meaning set forth in the first paragraph to this
           -------
Agreement.

          "Declaration" means the Amended and Restated Declaration of Trust
           -----------
relating to the Capital Securities, the Common Securities and the Exchange Capital Securities, dated as of April 23, 1997, among the Company, as Depositor, Charles W. Tysinger, John T. Percy, Jr. and William N. Stoyko, as administrative trustees, the Property Trustee and The Bank of New York (Delaware), a Delaware corporation, as Delaware trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Distribution Event" shall mean the distribution of Junior
           ------------------
Subordinated Debt Securities or Exchange Junior Subordinated Debt Securities, as the case may be, to the holders of Capital Securities or Exchange Capital Securities, as the case may be, as provided in the Declaration.

          "Exchange Act" means the Securities Exchange Act of 1934, and the
           ------------
rules and regulations of the Commission promulgated thereunder.

          "Exchange Capital Securities" means securities of the Trust to be
           ---------------------------
issued under the Declaration and which are identical in all material respects to the Capital Securities (except that the distribution rate step-up provisions and the transfer restrictions will be eliminated).

          "Exchange Guarantee" means the guarantee by the Company with respect
           ------------------
to the Exchange Capital Securities, identical in all material respects to the Guarantee.

          "Exchange Junior Subordinated Debt Securities" means debt securities
           --------------------------------------------
of the Company to be issued under the Junior Subordinated Indenture and which are identical in all material respects to the Junior Subordinated Debt Securities (except that the interest rate step-up provisions and the transfer restrictions will be eliminated).

          "Exchange Offer Registration Period" means the one year period
           ----------------------------------
following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

          "Exchange Offer Registration Statement" means a registration statement
           -------------------------------------
of the Trust and the Company on an appropriate form under the Act with respect to the Registered Exchange Offer, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchange Pass-through Securities" means the Exchange Capital
           --------------------------------
Securities together with the Exchange Guarantee.

          "Exchange Securities" means (i) if a Distribution Event shall not have
           -------------------
occurred prior to the Registered Exchange Offer, (a) the Exchange Pass-through Securities and (b) if the Company shall elect to include the Junior Subordinated Debt Securities held by the Property Trustee on behalf of the Trust in the Registered Exchange Offer pursuant to Section 2(g) hereof, the Exchange Junior Subordinated Debt Securities or (ii) if a Distribution Event shall have occurred prior to the Registered Exchange Offer, the Exchange Junior Subordinated Debt Securities.

          "Exchanging Dealer" means any Holder (which may include any Purchaser)
           -----------------
which is a broker-dealer electing to exchange Securities acquired for its own account as a result of market-making activities or other trading activities for Exchange Securities.

          "Final Memorandum" has the meaning set forth in the Purchase
           ----------------
Agreement.

          "Guarantee" means the guarantee by the Company with respect to the
           ---------
Capital Securities and the Common Securities pursuant to the Guarantee Agreement dated as of April 23, 1997 between the Company and the Guarantee Trustee.

          "Guarantee Trustee", "Indenture Trustee" and "Property Trustee" each
           -----------------    -----------------       ----------------
mean The Bank of New York, a New York banking corporation.

          "Holder" has the meaning set forth in the first paragraph to this
           ------
Agreement.

          "Initial Placement" has the meaning set forth in the first paragraph
           -----------------
to this Agreement.

          "Junior Subordinated Debt Securities" has the meaning set forth in the
           -----------------------------------
first paragraph to this Agreement.

          "Junior Subordinated Indenture" means the Junior Subordinated
           -----------------------------
Indenture relating to the Junior Subordinated Debt Securities and the Exchange Junior Subordinated Debt Securities dated as of April 23, 1997 between the Company and the Indenture Trustee.

          "Letter of Transmittal" has the meaning given to such term in Section
           ---------------------
2(c) hereof.

          "Majority Holders" means the Holders of a majority of the aggregate
           ----------------
liquidation amount or of the aggregate principal amount, as applicable, of Securities registered under a Registration Statement.

          "Managing Underwriters" means the investment banker or investment
           ---------------------
bankers and manager or managers that shall administer an underwritten offering.

          "Pass-through Securities" has the meaning set forth in the first
           -----------------------
paragraph to this Agreement.

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the Exchange Securities, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

          "Purchase Agreement" has the meaning set forth in the first paragraph
           ------------------
to this Agreement.

          "Purchasers" has the meaning set forth in the first paragraph to this
           ----------
Agreement.

          "Registration Default" has the meaning given to such term in Section
           --------------------
7(a) hereof.

          "Registered Exchange Offer" means the proposed offer to the Holders to
           -------------------------
issue and deliver to such Holders a like liquidation amount or principal amount, as the case may be, of the Exchange Securities, in exchange for (i) if a Distribution Event shall not have occurred, (a) the Pass-Through Securities and
(b) if the Company shall elect to include the Junior Subordinated Debt Securities held by the Property Trustee on behalf of the Trust in the Registered Exchange Offer pursuant to Section 2(g) hereof, the Junior Subordinated Debt Securities or (ii) if a Distribution Event shall have occurred, the Junior Subordinated Debt Securities.

          "Registration Statement" means any Exchange Offer Registration
           ----------------------
Statement or Shelf Registration Statement that covers any of the Securities or the Exchange Securities pursuant to the provisions of this Agreement, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Securities" means (i) if a Distribution Event shall not have
           ----------
occurred, (a) the Pass-through Securities and (b) if the Company shall elect to include the Junior Subordinated Debt Securities held by the Property Trustee on behalf of the Trust in the Registered Exchange Offer pursuant to Section 2(g) hereof, the Junior Subordinated Debt Securities or (ii) if a Distribution Event shall have occurred, the Junior Subordinated Debt Securities.

          "Shelf Registration" means a registration effected pursuant to Section
           ------------------
3 hereof.

          "Shelf Registration Period" has the meaning given such term in Section
           -------------------------
3(b) hereof.

          "Shelf Registration Statement" means a "shelf" registration statement
           ----------------------------
of the Trust and the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or the Exchange Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Trust" has the meaning set forth in the first paragraph to this
           -----
Agreement.

          "Trustee" means the Guarantee Trustee, the Indenture Trustee or the
           -------
Property Trustee, as applicable.

          "Underwriter" means any underwriter of Securities or Exchange
           -----------
Securities, as applicable, in connection with an offering thereof under a Shelf Registration Statement.

          2.  Registered Exchange Offer; Resales of Exchange Securities by
              ------------------------------------------------------------
Exchanging Dealers.  (a)  The Trust and the Company shall prepare and, not later
-------------------
than 120 days following the Closing Date, shall file with the Commission the Exchange Offer Registration Statement. The Trust and the Company shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 180 days following the Closing Date.

          (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Trust and the Company shall use their reasonable best efforts to promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Trust or the Company within the meaning of the Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any person to participate in the distribution (within the meaning of the Act) of the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions on transfer under the Act and without material restrictions on transfer under the securities laws of at least two-thirds of the several states of the United States.

          (c) In connection with the Registered Exchange Offer, the Trust and the Company shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal (a "Letter of Transmittal") and related documents;

         (ii) use their reasonable best efforts to keep the Registered Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

        (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

         (iv) comply in all respects with all applicable laws.

          (d) As soon as practicable after the close of the Registered Exchange Offer, the Trust and the Company shall:

          (i) accept for exchange all Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer;

         (ii) deliver to the applicable Trustee for cancelation all Securities so accepted for exchange; and

        (iii) cause the applicable Trustee promptly to authenticate and deliver to each Holder of tendered Securities, Exchange Securities equal in liquidation amount or principal amount, as the case may be, to the Securities of such Holder so accepted for exchange therefor.

          (e) The Purchasers and the Trust and the Company acknowledge that, pursuant to interpretations by the Commission's staff of Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer in exchange for Securities acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Trust and the Company shall:

          (i) include information substantially similar to that set forth in Annex A hereto on the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, and in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and

         (ii) use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act during the Exchange Offer Registration Period for delivery of the Prospectus forming a part thereof by Exchanging Dealers in connection with sales of Exchange Securities received pursuant to the Registered Exchange Offer, as contemplated by Section 4(h) below.

          (f) In the event that the Purchasers determine that they are not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of their initial unsold allotment, at the request of the Purchasers, the Company and the Trust, as applicable, shall issue and deliver to the Purchasers, in exchange for such Securities, Exchange Securities equal in liquidation amount or principal amount, as the case may be, to such Securities (provided that such Exchange Securities shall include legends with respect to restrictions on transfer), and the Company shall, starting on the date of effectiveness of the Exchange Offer Registration Statement and ending on the close of business on the first anniversary following such date, make available as many copies of the Exchange Offer Registration Statement Prospectus, as amended or supplemented, as reasonably requested by the Purchasers. The Trust and the Company shall seek to cause the CUSIP Service Bureau to issue the same CUSIP number for such Exchange Securities as for Exchange Securities issued pursuant to the Registered Exchange Offer. The Purchasers agree to promptly notify the Company in writing following the resale of their initial allotment of Securities or Exchange Securities, as applicable.

          (g) Notwithstanding anything in this Agreement to the contrary, if a Distribution Event shall not have occurred prior to the Registered Exchange Offer, the Company may offer to, and the Trust shall agree to, exchange the Junior Subordinated Debt Securities held by the Property Trustee on behalf of the Trust for an identical principal amount of Exchange Junior Subordinated Debt Securities as part of the Registered Exchange Offer; provided, however that,
                                                     --------  -------
until a Distribution Event shall have occurred, such Exchange Junior Subordinated Debt Securities shall include appropriate legends with respect to transfer restrictions.

          3.  Shelf Registration.  If, (i) because of any change in law or in
              -------------------
currently prevailing interpretations thereof by the Commission's staff (including oral interpretations), the Trust and the Company determine upon advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof, (ii) for any other reason the Registered Exchange Offer is not consummated within 210 days of the Closing Date, (iii) as a result of the consummation of the Registered Exchange Offer, in the opinion of a nationally recognized independent tax counsel to the Company experienced in such matters to the effect that there is more than an insubstantial risk that (A) if the Junior Subordinated Debt Securities are held by or on behalf of the Trust, (x) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to interest accrued or received on the Junior Subordinated Debt Securities or subject to more than a de minimis amount of
                                                       ----------
other taxes, duties or other governmental charges as determined by such counsel, or (y) any portion of interest payable by the Company to the Trust on the Junior Subordinated Debt Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company in whole of in part for United States federal income tax purposes or (B) with respect to

Junior Subordinated Debt Securities which are no longer held by or on behalf of the Trust, any portion of interest payable by the Company on the Junior Subordinated Debt Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company in whole or in part for United States federal income tax purposes, or (iv) in the event that the Purchasers participate in the Registered Exchange Offer or acquire Exchange Securities pursuant to Section 2(f) hereof and the Purchasers do not receive freely tradeable Exchange Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that, for purposes of this Section 3, (x) the requirement that the Purchasers deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Act in connection with sales of Exchange Securities acquired in exchange for such Securities shall result in such Exchange Securities being not "freely tradeable" but (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such Exchange Securities being not "freely tradeable"), the following provisions shall apply:

          (a) The Trust and the Company shall, as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this
Section 3), file with the Commission and thereafter use their reasonable best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Securities or the Exchange Securities, as applicable, by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that with respect to Exchange
                        --------  -------
Securities received by the Purchasers in exchange for Securities constituting any portion of an unsold allotment, the Trust and the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

          (b) The Trust and the Company shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the

Prospectus forming part thereof to be usable by Holders for a period of (i) two years or (ii) one year in the event that the Shelf Registration Statement is requested by the Purchasers pursuant to Section 3(iii), from the Closing Date or such shorter period that will terminate when all the Securities or Exchange Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period").

          4.  Registration Procedures.  In connection with any Shelf
              ------------------------
Registration Statement and, to the extent specified, any Exchange Offer Registration Statement, the following provisions shall apply:

          (a) The Trust and the Company shall furnish to each Purchaser, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and any Exchange Offer Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use their best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably may propose.

          (b) The Trust and the Company shall take such actions as may be necessary so that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not, during the period when delivery thereof is required, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

          (c) (1) The Trust and the Company shall advise the Purchasers and, in the case of a Shelf Registration Statement, the Holders of Securities covered thereby to the extent specified in (i) below, and, if requested by you or any such Holder, confirm such advice in writing:

               (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

              (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

          (2) The Trust and the Company shall advise the Purchasers and, in the case of a Shelf Registration Statement, the Holders of Securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer which has provided in writing to the Trust and the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, confirm such advice in writing:

               (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

              (ii) of the receipt by the Company or the Trust of any notification with respect to (a) the suspension of the qualification of the securities included therein for sale in any jurisdiction or (b) the initiation or threatening of any proceeding for such purpose; and

             (iii) of the suspension of the use of the Prospectus.

          (d) The Trust and the Company shall use their best efforts to obtain the withdrawal of any order suspending the effectiveness or use of any Registration Statement at the earliest possible time.

          (e) The Trust and the Company shall furnish to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

          (f) The Trust and the Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Trust and the Company consent to the use of the Prospectus or any amendment or supplement thereto as to which no notice has been given pursuant to paragraph 4(c)(2) above by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.

          (g) The Trust and the Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits (including those incorporated by reference).

          (h) The Trust and the Company shall, during the Exchange Offer Registration Period, deliver as promptly as practicable to each Exchanging Dealer without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Registered Exchange Offer; and the Trust and the Company consent to the use of the Prospectus or any amendment or supplement thereto as to which no notice has been given pursuant to paragraph 4(c)(2) above by any such Exchanging Dealer, as aforesaid during the Exchange Offer Registration Period.

          (i) Prior to the Registered Exchange Offer or the effectiveness of a Registration Statement with respect to any other offering of Securities, the Trust and the Company shall, if required by applicable law, register or qualify or cooperate with the Holders of Securities included therein and their respective counsel in connection with the registration or qualification of such Securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such United States jurisdictions of the securities covered by such Registration Statement; provided, however, that
                                                        -------- --------
     neither the Trust nor the Company will be required to qualify generally to do business in any jurisdiction where it is not then so qualified, to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject, to consent to the service of process under the laws of any such state or to make any change to its articles of incorporation or bylaws, or the Declaration, as applicable.

          (j) Unless the applicable securities shall be in book-entry only form, the Trust and the Company shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of securities pursuant to such Registration Statement.

          (k) Upon the occurrence of any event contemplated by paragraphs 4(c)(1)(ii) or 4(c)(2)(iii) above, the Trust and the Company shall prepare as soon as possible a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each case, for an untrue statement of a material fact or omission of a material fact made in reliance on and in conformity with written information furnished to the Company or the Trust by or on behalf of the Holders specifically for use therein).

          (l) The Trust and the Company shall use their best efforts to cause The Depository Trust Company ("DTC") on the first business day following the effective date of any Shelf Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to the Pass-through Securities or Junior Subordinated Debt Securities, as the case may be, any designation indicating that such securities are "restricted securities", which efforts shall include delivery to DTC of a letter executed by the Trust and the Company substantially in the form of Annex E hereto and (ii) any other stop or restriction on DTC's system with respect to such securities. In the event the Trust and the Company are unable to cause DTC to take the actions described in the immediately preceding sentence, the Company shall take such actions as Salomon Brothers Inc may reasonably request to provide, as soon as practicable, a CUSIP number for the Pass-through Securities or Junior Subordinated Debt Securities, as the case may be, registered under such Registration Statement and to cause such CUSIP number to be assigned to such securities (or to the maximum aggregate principal amount of such securities to which such number may be assigned). Upon compliance with the foregoing requirements of this Section 4(l), the Trust and the Company shall provide the applicable Trustee with printed certificates for such securities, in a form eligible for deposit with DTC.

          (m) The Trust and the Company shall use their best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to the Trust's security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

          (n) The Trust and the Company shall cause the Junior Subordinated Indenture, the Declaration and the Guarantee to be qualified under the Trust Indenture Act in a timely manner.

          (o) The Trust and the Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Trust and the Company such information regarding such Holder and the distribution of such securities by such Holder as the Trust and the Company may from time to time reasonably require for inclusion in such Registration Statement, and Securities of a Holder which does not provide information necessary for inclusion in such Registration Statement within a reasonable time after receiving such request may be omitted from any Shelf Registration Statement.

          (p) The Trust and the Company shall, if reasonably requested, and in no event more than three times, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration

     Statement, such information as the Managing Underwriters reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (q) In the case of any Shelf Registration Statement, the Trust and the Company shall enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities or the Exchange Securities, as the case may be, as the Holders of at least a majority in aggregate principal amount or liquidation amount, as applicable, of outstanding Securities that have not been registered shall reasonably request in writing and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 6; provided that the
                                                          --------
     Company and the Trust shall not be required to enter into any such agreement more than once with respect to the Securities or the Exchange Securities and may delay entering into such agreement until the consummation of any underwritten public offering which the Company shall have undertaken; and provided, further that such delay shall in no event be
                          --------  -------
     for more than 75 days from the date such written notice is received by the Company.

          (r) In the case of any Shelf Registration Statement, the Trust and the Company shall (i) make reasonably available for inspection by the Holders of securities to be registered thereunder, subject to their acceptance of the provisions of this Section 4(r), any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Trust or the Company and its subsidiaries as shall reasonably be required in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however,
                                                          --------  -------
     that in the case of clauses (i) and (ii) above, any information that is designated in writing by the Trust or the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further, however, that the
                                        -------- -------  -------
     foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties and reasonably acceptable to the Company and the Trust; (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering such matters as are customarily covered in representations and warranties requested in primary underwritten offerings;
     (iv) obtain opinions of counsel to the Trust and the Company (who may be general counsel of the Company) and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters and with such exceptions as are customarily covered or taken in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such counsel shall include, without limitation, as of the date of the opinions and as of the effective date of the Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement by such counsel regarding the absence from such Registration Statement and the final Prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading); (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company

     (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Trust and the Company. The foregoing actions set forth in clauses (iii) and (v) of this Section 4(r) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (s) In the case of any Exchange Offer Registration Statement, if requested by the Purchasers, the Trust and the Company shall (i) make reasonably available for inspection by the Purchasers, and any attorney, accountant or other agent retained by the Purchasers, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries or the Trust as shall reasonably be required in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by the Purchasers or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that, in the case of clauses
                                 --------  -------
     (i) and (ii) above, any information that is designated in writing by the Company or the Trust, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Purchasers and any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the Purchasers, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering such matters; (iv) obtain opinions of counsel to the Trust and the Company (who may be the general counsel of the Company) and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Purchasers and their counsel), addressed to the Purchasers, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Purchasers or their counsel (it being agreed that the matters to be covered by such counsel shall include, without limitation, as of the date of the opinions and as of the effective date of the Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement by such counsel regarding the absence from such Registration Statement and the final Prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading); (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Purchasers, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by the Purchasers or their counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the Purchasers or their counsel; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Purchasers, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements. The foregoing actions set forth in clauses (iii) and (v) of this Section 4(s) shall be performed, if requested by the Purchasers, at the closing of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

          5.  Registration Expenses.  The Trust and the Company shall bear all
              ----------------------
     expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders and reasonably acceptable to the Company to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Purchasers for the reasonable fees and disbursements of one firm or counsel reasonably acceptable to the Company acting as counsel to the Purchasers.

          6.  Indemnification and Contribution.  (a)  In connection with any
              ---------------------------------
     Registration Statement, the Company agrees to indemnify and hold harmless each Holder of securities covered thereby (including any Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided,
                                                                  --------
     however, that (i) the Company will not be liable in any case to the extent
     -------
     that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Trust and the Company by or on behalf of any such Holder specifically for inclusion therein and (ii) such indemnity with respect to any preliminary Prospectus relating to a Shelf Registration Statement shall not inure to the benefit of any Holder or Purchaser (or the directors, officers, employees and agents of such Holder or Purchaser and any person controlling such Holder or Purchaser) from whom the person asserting any such loss, claim, damage or liability purchased the securities that are the subject thereof, if a copy of the final Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Purchasers or such Holder, if such is required by law, at or prior to the written confirmation of the sale of such securities to such person and if the final Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. This indemnity agreement will be in addition to any liability which the Trust and the Company may otherwise have.

          The Company also agrees to indemnify or contribute to Losses (as defined below) of, as provided in Section 6(d), any underwriters of securities registered under a Shelf Registration Statement and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any underwriter and required by Section 4(q) hereof, enter into an underwriting agreement reflecting such agreement.

          (b) Each Underwriter or Holder of securities covered by a Registration Statement (including the Purchasers and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer) shall be required to severally agree to indemnify and hold harmless
     (i) the Trust and the Company, (ii) each of the Company's directors, (iii) each of the Company's officers or any trustee who signs such Registration Statement and (iv) each person who controls the Company or the Trust within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Underwriter or Holder, but only with reference to written information relating to such Underwriter or Holder furnished to the Trust or the Company by or on behalf of such Underwriter or Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Underwriter or Holder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above or paragraph (d) below unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than obligations provided under this Section 6. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such
                                                  --------  -------
     counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel) (it being understood that the indemnifying party shall not be liable for the fees, costs and expenses of more than one separate counsel (and, to the extent necessary, one local counsel in each jurisdiction)), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Trust and the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum. Benefits received by the Purchasers shall be deemed to be equal to the total purchase discounts, commissions or compensation as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the excess, if any, of the value to such Holder of receiving Securities or Exchange Securities, as applicable, registered under the Act over the value to such Holder of holding Securities not registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company or the Trust within the meaning of either the Act or the Exchange Act, each officer of the Company and each trustee of the Trust who shall have signed the Registration Statement and each director of the Company and each trustee of the Trust shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company or the Trust or any of the officers, directors, trustees or controlling persons referred to in Section 6 hereof, and will survive the sale by a Holder of securities covered by a Registration Statement.

          7.  Special Interest and Additional Distributions Under Certain
              -----------------------------------------------------------
Circumstances.  (a)  Special Interest ("Special Interest") shall become payable
--------------
in respect of the Junior Subordinated Debt Securities (including in respect of amounts accruing during any Extension Period (as defined in the Junior Subordinated Indenture)), and corresponding additional distributions (the "Additional Distributions") shall become payable on the Capital Securities as follows if any of the following events occur (each such event in clauses (i) through (iv) below, a "Registration Default"):

          (i) if an Exchange Offer Registration Statement is not filed with the Commission on or prior to the 120th day following the Closing Date, unless such failure to file is permitted pursuant to Section 3 hereof and the Shelf Registration Statement is filed on or prior to such 120th day;

          (ii) if the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Closing Date, unless such Exchange Offer Registration Statement is not required to be declared effective pursuant to Section 3 hereof;

          (iii) if the Registered Exchange Offer is not consummated on or prior to the 210th day following the Closing Date, unless a Registered Exchange Offer is not required to be consummated pursuant to Section 3 hereof and the Shelf Registration Statement has been declared effective on or prior to such 210th day; or

          (iv) if, after the 210th day following the Closing Date and after the Shelf Registration Statement is declared effective (if a Shelf Registration Statement is required to be filed pursuant to Section 3 hereof), such Shelf Registration Statement ceases to be effective prior to the end of the Shelf Registration Period (except as permitted in paragraph (b) of this Section
     7).

          Special Interest and Additional Distributions shall accrue on the Junior Subordinated Debt Securities and the Capital Securities, respectively, over and above the interest rate or distribution rate, as the case may be, set forth in the title to the Junior Subordinated Debt Securities and the Capital Securities, respectively, following the occurrence of each Registration Default set forth in clauses (i), (ii), (iii) and (iv) above from and including the next day following each such Registration Default, in each case at a rate equal to 0.25% per annum of the principal amount or liquidation amount, as applicable, (to be increased to 0.50% if and when the Shelf Registration Statement is no longer effective for 60 days or more), without prejudice to any other claim that any Holder may have for any failure by the Company to obtain or maintain continuous effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement in accordance with the terms of this Registration Agreement; provided, however, that the aggregate amount of Special Interest and
           --------  -------
Additional Distributions, respectively, payable pursuant this Section 7(a) will in no event exceed 0.50% per annum of the principal amount or liquidation amount, as applicable. The Special Interest and the Additional Distributions attributable to each Registration Default shall cease to accrue from the date such Registration Default is cured, and the interest rate and the distribution rate payable on the Junior Subordinated Debt Securities and the Capital Securities, respectively, will each be reduced to the rate set forth in the titles to such Junior Subordinated Debt Securities and Capital Securities.

          (b) A Registration Default referred to in Section 7(a)(iv) shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related Prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) the occurrence of other material events or developments with respect to the Trust or the Company that would need to be described in such Registration Statement or the related Prospectus and (ii) in the case of clause (y), the Trust and the Company are proceeding promptly and in good faith to amend or supplement such Registration Statement and related Prospectus to describe such events.

          (c) Any amounts of Special Interest and Additional Distributions due pursuant to the foregoing paragraphs will be payable in cash on the 15th day of January, April, July and October of each year to the holders of record at the close of business on the Business Day next preceding each such date. In the event that any date on which Special Interest and Additional Interest is payable is not a Business Day, payment of the Special Interest and Additional Interest payable on such date will be made on the next succeeding day that is a Business Day (and without any Special Interest and Additional Interest or other payments in respect to any such delay) with the same force and effect as if made on the date such payment was originally payable.

          8.   Miscellaneous.
               --------------

          (a)  No Inconsistent Agreements. Each of the Trust and the Company has
               --------------------------
     not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to the Securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

          (b)  Amendments and Waivers. The provisions of this Agreement,
               ----------------------
     including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Trust and the Company have obtained the written consent of the Holders of at least a majority of the then outstanding aggregate liquidation amount or principal amount, as the case may be, of Securities (or, after the consummation of any Exchange Offer in accordance with Section 2 hereof, of Exchange Securities); provided, however, that, with respect to any matter that affects the rights
     --------  -------
     of any Purchaser hereunder, the

Trust and the Company shall obtain the written consent of the Purchasers. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of securities being sold rather than registered under such Registration Statement.

          (c)  Notices.  All notices and other communications provided for or
               --------
     permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               (1) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this
          Section 8(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Salomon Brothers Inc;

               (2) if to you, initially at the address set forth in the Purchase Agreement; and

               (3) if to the Company or the Trust, initially at the address set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given when received.

          The Purchasers, the Trust or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

          (d)  Successors and Assigns.  This Agreement shall inure to the
               -----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company or the Trust thereto, subsequent Holders of Securities and/or Exchange Securities. The Trust and the Company hereby agree to extend the benefits of this Agreement to any Holder of Securities and/or Exchange Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

          (e)  Counterparts.  This Agreement may be executed in any number of
               -------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f)  Headings.  The headings in this Agreement are for convenience of
               ---------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g)  Governing Law.  This Agreement shall be governed by and construed
               --------------
in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State.

          (h)  Severability.  In the event that any one or more of the
               -------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i)  Securities Held by the Trust or the Company, etc.  Whenever the
               -------------------------------------------------
consent or approval of Holders of a specified percentage of liquidation amount or principal amount, as the case may be, of Securities or Exchange Securities is required hereunder, Securities or Exchange Securities, as applicable, held by the Trust or the Company or their respective Affiliates (other than subsequent Holders of Securities or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (j)  Underwritten Offerings.
               -----------------------

          (i) If any of the Securities or Exchange Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the Managing Underwriter or Managing Underwriters thereof shall be designated by the Holders of at least a majority in aggregate principal amount or liquidation amount, as applicable, to be included in such offering, provided that such designated Managing Underwriter(s) is or are reasonably acceptable to the Company.

          (ii) Each Holder of Securities or Exchange Securities hereby agrees with each other such Holder that no such Holder may participate in any underwritten offering hereunder unless such Holder agrees to sell such Holder's Securities or Exchange Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Company and you.


                              Very truly yours,

                              CENTRAL FIDELITY CAPITAL TRUST I

                                by: /s/ John T. Percy, Jr.
                                   -------------------------------
                                    Name:  John T. Percy, Jr.
                                    Title:  Executive Corporate
                                            Vice President


                              CENTRAL FIDELITY BANKS, INC.

                                by: /s/ Charles W. Tysinger
                                   -------------------------------
                                    Name:  Charles W. Tysinger
                                    Title: Executive Corporate
                                           Vice President

Accepted in New York, New York

April 23, 1997


SALOMON BROTHERS INC
KEEFE, BRUYETTE & WOODS, INC.

  by:  SALOMON BROTHERS INC
       on behalf of the Initial Purchasers

       by:  /s/ Charles R. Fendig
            -----------------------
            Name:  Charles R. Fendig
            Title: Vice President

                                                                         ANNEX A
                                    Annex A
                                    -------


          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities acquired by such broker-dealer as a result of market-making activities or other trading activities. The Trust and the Company have agreed that, ending on the close of business on the first anniversary following the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B
                                    Annex B
                                    -------


          Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".

                                                                         ANNEX C
                             Plan of Distribution
                             --------------------

          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Trust and the Company have agreed that, starting on the Expiration Date and ending on the close of business on the first anniversary following the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In
addition, until            , 199 , all dealers effecting transactions in the
Exchange Securities may be required to deliver a prospectus.

          The Trust and the Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of Exchange Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          For a period of one year after the Expiration Date, the Trust and the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Trust and the Company have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

          [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                         ANNEX D
                                    Rider A
                                    -------

          CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:_________________________________________________________________

     Address:______________________________________________________________

             ______________________________________________________________



                                    Rider B
                                    -------

          If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                                                         ANNEX E
                  FORM OF LETTER TO BE PROVIDED BY ISSUER TO
                         THE DEPOSITORY TRUST COMPANY


                       Central Fidelity Capital Trust I
                         Central Fidelity Banks, Inc.
                             1021 East Cary Street
                                P.O. Box 27602
                         Richmond, Virginia 23261-7602


The Depository Trust Company
7 Hanover Square, 23rd Floor
New York, NY 10004

          Re: Floating Rate Capital Trust Pass-through Securities/sm/ (TruPS/sm/) (the "Securities") of Central Fidelity Capital Trust I, fully and unconditionally guaranteed by Central Fidelity Banks, Inc.

Ladies and Gentlemen:

          Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-3 under the Securities Act of 1933 with regard to all of the Securities referenced above. Accordingly, there is no longer any restriction as to whom such Securities may be sold and any restrictions on the CUSIP designation are no longer appropriate and may be removed. The undersigned understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.

          As always, please do not hesitate to call if we can be of further assistance.


                              CENTRAL FIDELITY CAPITAL TRUST I,

                                by:
                                   -----------------------------
                                     Authorized Officer


                              CENTRAL FIDELITY BANKS, INC.,

                                by:
                                   -----------------------------
                                     Authorized Officer